                           SUBJECT TO COMPLETION
                               May 10, 2000



                                                                [        ], 2000
                                                                      PROSPECTUS


ProFunds Mutual Funds

The UltraSector ProFunds

 .    Basic Materials UltraSector ProFund
 .    Biotechnology UltraSector ProFund
 .    Consumer Cyclical UltraSector ProFund
 .    Consumer Non-Cyclical UltraSector ProFund
 .    Energy UltraSector ProFund
 .    Financial UltraSector ProFund
 .    Healthcare UltraSector ProFund
 .    Industrial UltraSector ProFund
 .    Internet UltraSector ProFund
 .    Pharmaceuticals UltraSector ProFund
 .    Precious Metals UltraSector ProFund
 .    Real Estate UltraSector ProFund
 .    Semiconductor UltraSector ProFund
 .    Technology UltraSector ProFund
 .    Telecommunications UltraSector ProFund
 .    Utilities UltraSector ProFund
 .    Wireless Communications UltraSector ProFund


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              [Table of Contents]

                                   OVERVIEW


THE ULTRASECTOR PROFUNDS' INVESTMENT STRATEGY


          Each UltraSector ProFund seeks to provide daily investment results, before fees and expenses, that correspond to 150% of the performance of a specified [__________] sector or industry index.


THE ADVISOR'S INVESTMENT METHODOLOGY


          ProFund Advisors LLC (the "Advisor"), the investment advisor of each UltraSector ProFund, uses quantitative and statistical analysis in seeking to achieve each UltraSector ProFund's investment objective, as described herein. This analysis determines the type, quantity and mix of investment positions that an UltraSector ProFund should hold to approximate the performance of its benchmark.

          The UltraSector ProFunds may invest in a representative sampling of securities in the underlying index, selected by the Advisor to have the same investment profile as, and to simulate the movement of, the underlying index. The UltraSector ProFunds may hold some securities that are not included in their underlying indexes if the Advisor decides it is appropriate in view of these UltraSector ProFunds' investment objectives.

          In addition, all of UltraSector ProFund may invest in the following instruments as a substitute for investing directly in stocks, as a means of achieving leverage, or as a way of pursuing their investment objectives:

          . Futures contracts on stock indexes, and options on future contracts; and

          . Financial instruments such as equity caps, collars and floors, swaps, depository receipts, and options on securities and stock.

          Each UltraSector ProFund generally invests as described above in order to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of an UltraSector ProFund's investment.

          Each UltraSector ProFund may also invest in U.S. Government securities and enter into repurchase agreements.

RISKS OF INVESTING IN THE ULTRASECTOR PROFUNDS

          Your investment in the UltraSector ProFunds is subject to certain risks. Some of the risks that are common to each of the UltraSector ProFunds are:

          . Market Risk -- The UltraSector ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders should lose money when the index underlying their benchmark declines. These indexes are discussed in the next section.


          . Equity Risk -- The equity markets are volatile, and the value of an UltraSector ProFund's securities and futures and options contracts may fluctuate drastically from day-to-day. This volatility may cause the value of your investment in an UltraSector ProFund to decrease. The risk of equity investing may be particularly acute when an UltraSector ProFund invests in the securities of issuers with small market capitalization.

          . Concentration Risk -- Since the UltraSector ProFunds invest in the securities of a limited number of issuers conducting business in a specific market sector, they are subject to the risk that those issuers (or that industry) will perform poorly, and the UltraSector ProFund will be negatively impacted by that poor performance.

          . Leverage Risk -- The UltraSector ProFunds employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than an UltraSector ProFund's investment. Use of leverage can magnify the effects of changes in the value of these ProFunds and makes them more volatile. The leveraged investment techniques that the UltraSector ProFunds employ should cause investors in these ProFunds to lose more money in adverse environments.

          . Correlation Risk -- ProFund Advisors expects that each of the UltraSector ProFunds will track its benchmark with a high level of correlation. There can be, however, no guarantee that the UltraSector ProFunds will be able to achieve a high level of correlation. The use of sampling of securities in an underlying index and investing by a UltraSector ProFund in securities not included in its underlying index may adversely affect an UltraSector ProFund's correlation with its benchmark. A failure to achieve a high degree of correlation may prevent an UltraSector ProFund from achieving its investment goal.

          . Risks of Aggressive Investment Techniques -- The UltraSector ProFunds use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, swaps and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

          . Liquidity Risk -- In certain circumstances, such as disruption of the orderly markets for financial instruments in which the UltraSector ProFunds invest, the UltraSector ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Advisor. This may prevent the UltraSector ProFunds from limiting losses or realizing gains.

          . Non-Diversification Risk -- The UltraSector ProFunds are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if the Advisor determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of an UltraSector ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the UltraSector ProFunds intend to invest on a diversified basis.

          . New Fund Risk -- There can be no assurances that an UltraSector ProFund will grow to an economically viable size, in which case the ProFund's management may determine to liquidate the UltraSector ProFund at a time that may not be opportune for shareholders.


          The investment objective of each UltraSector ProFund is non-fundamental and may be changed without shareholder approval. There can be no assurance that an UltraSector ProFund will achieve its investment objective.


          The UltraSector ProFunds:
          .    Are not federally insured
          .    Are not guaranteed by any government agency
          .    Are not bank deposits
          .    Are not guaranteed to achieve their objectives

            FUND INFORMATION - BASIC MATERIALS ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Basic Materials UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Basic Materials Sector Index.

          [___________] defines basic material companies as producers of raw materials, who may also make finished or semi-finished products from raw materials. The [_____] Basic Materials Sector Index is comprised of approximately _____ stocks.

          As of ________ 2000, the [___________] Basic Materials Sector Index's three largest stocks were E.I. duPont de Nemours, Dow Chemicals and Alcoa (which comprised __%, ___% and ___% respectively, of its market capitalization).

RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Basic Materials ProFund is subject to the following risk:

 .    Basic Materials Sector Risk -- The prices of the securities of basic materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

FUND PERFORMANCE

          Because the Basic Materials UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Basic Materials UltraSector ProFund during its first year of operations. The Basic Materials UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.


Annual Operating Expenses

(as a percentage of average daily net assets)

                                                Investor          Service
                                                Class             Class
                                                ---------         -------
Management Fees                                 0.75%              0.75%
Distribution (12b-1) Fees                       None               None
Other Expenses                                  0.58%              1.58%*
                                                -----              ------
Total Annual ProFund Operating Expenses         1.33%              2.33%

--------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.


EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Basic Materials UltraSector ProFund, and is intended to help you compare the cost of investing in the Basic Materials UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Basic Materials UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.


                           1 YEAR         3 YEARS
                           ----------------------
Investor Class             $135              $421
Service Class              $238              $736

             FUND INFORMATION -- BIOTECHNOLOGY ULTRASECTOR PROFUND

FUND STRATEGY


ICON      The Biotechnology UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Biotechnology
Index.

          [______] defines biotechnology companies as engaged in genetic research and/or the marketing and development of recombinant DNA products. The [___________] Biotechnology Index is comprised of approximately _____ stocks.

          As of ________ 2000, the [___________] Biotechnology Index's three largest stocks were _________, __________ and _________ (which comprised __%, ___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS


ICON      In addition to risks discussed in the Overview for all UltraSector
ProFunds, the Biotechnology UltraSector ProFund is subject to the following risks:

 .    Biotechnology Sector Risk -- The prices of the securities of biotechnology companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

 .    Small Company Investment Risk - The Biotechnology UltraSector ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

     .    Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

     .    There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

     .    Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on a company's share price.

     .    Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

FUND PERFORMANCE


            Because the Biotechnology UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND


          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Biotechnology UltraSector ProFund during its first year of operations. The Biotechnology UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.


Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor                Service
                                                     Class                   Class
                                                     ---------               --------
Management Fees                                      0.75%                   0.75%
Distribution (12b-1) Fees                            None                    None
Other Expenses                                       0.58%                   1.58%*
                                                     ---------               --------
Total Annual ProFund Operating Expenses              1.33%                   2.33%

---------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Biotechnology UltraSector ProFund, and is intended to help you compare the cost of investing in the Biotechnology UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Biotechnology UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR    3 YEARS
                                    --------------------
Investor Class                      $135        $421
Service Class                       $238        $736

           FUND INFORMATION -- CONSUMER CYCLICAL ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Consumer Cyclical UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Consumer Cyclical Sector Index.

[_______] defines consumer cyclical companies as providers of non-essential goods and services to the retail market, whose profits are strongly affected by changes in consumer spending. The [___________] Consumer Cyclical Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Consumer Cyclical Sector Index's three largest stocks were Wal-Mart Stores Inc., Home Depot and Time Warner (which comprised __%, ___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all the
UltraSector ProFunds, the Consumer Cyclical UltraSector ProFund is subject to the following risk:

 .    Consumer Cyclical Sector Risk -- The performance of consumer cyclical companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

FUND PERFORMANCE

          Because the Consumer Cyclical UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Consumer Cyclical UltraSector ProFund during its first year of operations. The Consumer Cyclical UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%            2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Consumer Cyclical UltraSector ProFund, and is intended to help you compare the cost of investing in the Consumer Cyclical UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Consumer Cyclical UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR        3 YEARS
                                    ------------------------------
Investor Class                      $135           $421
Service Class                       $238           $736

         FUND INFORMATION -- CONSUMER NON-CYCLICAL ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Consumer Non-Cyclical UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Consumer Non-Cyclical Sector Index.

          [_______] defines consumer non-cyclical companies as providers of basic goods and services to the retail market, whose profits are not strongly affected by changes in consumer spending. The [___________] Consumer Non-Cyclical Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Consumer Non-Cyclical Sector Index's three largest stocks were Coca-Cola, America Online and Proctor & Gamble Co. (which comprised __%, ___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all the
UltraSector ProFunds, the Consumer Non-Cyclical UltraSector ProFund is subject to the following risk:

 .    Consumer Non-Cyclical Sector Risk -- The success of food, soft drinks and fashion related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. Government regulation affecting the permissibility of using various food additives and production methods could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation.

FUND PERFORMANCE

          Because the Consumer Non-Cyclical UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Consumer Non-Cyclical UltraSector ProFund during its first year of operations. The Consumer Non-Cyclical UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%            0.75%
Distribution (12b-1) Fees                            None             None
Other Expenses                                       0.58%            1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%            2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Consumer Non-Cyclical UltraSector ProFund, and is intended to help you compare the cost of investing in the Consumer Non-Cyclical UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Consumer Non-Cyclical UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR      3 YEARS
                                    -------------------
Investor Class                      $135         $421
Service Class                       $238         $736

                FUND INFORMATION -- ENERGY ULTRASECTOR PROFUND

FUND STRATEGY


ICON The Energy UltraSector ProFund is seeks daily investment results that correspond to 150% the performance of the [___________] Energy Sector Index.

          [_______] defines energy companies as liquid, solid or gaseous fossil fuel providers and the companies that service them. The [___________] Energy Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Energy Sector Index's three largest stocks were Exxon, Mobil and Chevron (which comprised __%, ___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS

ICON In addition to the risks discussed in the Overview for all UltraSector ProFunds, the Energy UltraSector ProFund is subject to the following risk:

 .    Energy Sector Risk -- The prices of the securities of energy companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FUND PERFORMANCE

          Because the Energy UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Energy UltraSector ProFund during its first year of operations. The Energy UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%            0.75%
Distribution (12b-1) Fees                            None             None
Other Expenses                                       0.58%            1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%            2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Energy UltraSector ProFund, and is intended to help you compare the cost of investing in the Energy UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Energy UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR      3 YEARS
                                    -------------------
Investor Class                      $135         $421
Service Class                       $238         $736

               FUND INFORMATION -- FINANCIAL ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Financial UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Financial Sector Index.

          [_______] defines financial companies as companies whose primary source of profits is the return on financial assets. The [___________] Financial Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Financial Sector Index's three largest stocks were Citigroup, American International Group and BankAmerica (which comprised __%, ___% and ___% respectively, of its market capitalization).


RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Financial UltraSector ProFund is subject to the following risk:

 .    Financial Sector Risk -- Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

FUND PERFORMANCE

          Because the Financial UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Financial UltraSector ProFund during its first year of operations. The Financial UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Financial UltraSector ProFund, and is intended to help you compare the cost of investing in the Financial UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Financial UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR     3 YEARS
                                    ------------------
Investor Class                      $135        $421
Service Class                       $238        $736

              FUND INFORMATION -- HEALTHCARE ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Healthcare UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Healthcare Sector Index.

          [_______] defines healthcare companies as healthcare providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. The [___________] Healthcare Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Healthcare Sector Index's three largest stocks were Merck, Pfizer and Bristol Myers Squibb (which comprised __%, ___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Healthcare UltraSector ProFund is subject to the following risk:

 .    Healthcare Sector Risk -- The prices of the securities of healthcare companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price.

FUND PERFORMANCE

          Because the Healthcare UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Healthcare UltraSector ProFund during its first year of operations. The Healthcare UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.


EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Healthcare UltraSector ProFund, and is intended to help you compare the cost of investing in the Healthcare UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Healthcare UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR      3 YEARS
                                    -------------------
Investor Class                       $135        $421
Service Class                        $238        $736

              FUND INFORMATION -- INDUSTRIAL ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Industrial UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Industrial Sector Index.

          [_______] defines industrial companies as capital goods manufacturers and companies that provide industrial services. The [___________] Industrial Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Industrial Sector Index's three largest stocks were General Electric, Tyco International and Boeing (which comprised __%, ___% and ___% respectively, of its market capitalization).





RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Industrial UltraSector ProFund is subject to the following risk:

 .    Industrial Sector Risk -- The prices of the securities of industrial companies are affected by supply and demand both for their specific product or service and industrial products in general. Government regulation, world events and economic conditions affect the performance of industrial companies.

FUND PERFORMANCE

          Because the Industrial UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Industrial UltraSector ProFund during its first year of operations. The Industrial UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     ---------        --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     ---------        --------
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Industrial UltraSector ProFund, and is intended to help you compare the cost of investing in the Industrial UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Industrial UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR        3 YEARS
                                    ---------------------
Investor Class                       $135          $421
Service Class                        $238          $736

               FUND INFORMATION -- INTERNET ULTRASECTOR PROFUND


FUND STRATEGY


ICON        The Internet UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Internet Index.

            [_______] defines internet companies as those involved in internet services and internet commerce. The [___________] Internet Index is comprised of approximately ___ stocks.

            As of ________ 2000, the [___________] Internet Index's three largest stocks were __________, __________ and __________ (which comprised __%,
___% and ___% respectively, of its market capitalization).




RISK CONSIDERATIONS


ICON        In addition to the risks discussed in the Overview for all
UltraSector ProFunds, the Internet UltraSector ProFund is subject to the following risks:

 .    Internet Sector Risk -- Internet companies spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The Internet sector may be subject to greater governmental regulation than other sectors and changes in government policies and the need for regulatory approvals may have a material adverse effect on this sector. Internet companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

 .    Small Company Investment Risk -- The Internet UltraSector ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

     .    Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

     .    There can be a shortage of reliable information on certain small companies, which at times can pose a risk.


     .    Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on a company's share price.


     .    Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

FUND PERFORMANCE

            Because the Internet UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

            The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Internet UltraSector ProFund during its first year of operations. The Internet UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)


                                                     Investor         Service
                                                     Class            Class
                                                     ---------        --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     ---------        --------
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Internet UltraSector ProFund, and is intended to help you compare the cost of investing in the Internet UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Internet UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR        3 YEARS
                                    ------------------------------
Investor Class                       $135          $421
Service Class                        $238          $736

            FUND INFORMATION - PHARMACEUTICALS ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Pharmaceuticals UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [____________] Pharmaceuticals Index.

          [_______] defines pharmaceuticals companies as makers of prescription drugs and over-the-counter products, such as aspirin, cold remedies and other remedies. The [___________] Pharmaceutical Index is comprised of approximately ___ stocks.

           As of ________ 2000, the [___________] Pharmaceutical Index's three largest stocks were __________, __________ and __________ (which comprised __%,
___% and ___% respectively, of its market capitalization).

          The Pharmaceuticals UltraSector ProFund may invest in securities of pharmaceuticals companies that are traded in foreign countries.



RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all the
UltraSector ProFunds, the Pharmaceuticals UltraSector ProFund is subject to the following risk:

 .    Pharmaceuticals Sector Risk -- The prices of the securities of pharmaceuticals companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a pharmaceuticals company's market value and/or share price.

 .    Foreign Investment Risk -- The Pharmaceuticals UltraSector ProFund entails the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

     .    Many foreign countries lack uniform accounting and disclosure standards, or have accounting and disclosure standards that differ from U.S. standards. Accordingly, the Pharmaceuticals UltraSector ProFund may not have access to adequate or reliable company information.

     .     The Pharmaceuticals UltraSector ProFund will be subject to the market, economic and political risks of the countries where it invests or where the companies are located.

     .    Securities purchased by the Pharmaceuticals UltraSector ProFund may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. The Advisor does not engage in activities designed to hedge against foreign currency fluctuations.

FUND PERFORMANCE

          Because the Pharmaceuticals UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Pharmaceuticals UltraSector ProFund during its first year of operations. The Pharmaceuticals UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         -------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     --------         -------
Total Annual ProFund Operating Expenses              1.33%             2.33%


-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Pharmaceuticals UltraSector ProFund, and is intended to help you compare the cost of investing in the Pharmaceuticals UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Pharmaceuticals UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR    3 YEARS
                                    ------------------
Investor Class                       $135      $421
Service Class                        $238      $736

            FUND INFORMATION -- PRECIOUS METALS ULTRASECTOR PROFUND

FUND STRATEGY


ICON      The Precious Metals UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [____________] Precious Metals Index.

          [_______] defines precious metal companies as companies engaged in exploration, mining, processing or dealing in precious metals, including gold, silver, platinum and other precious metals as well as precious stones, such as diamonds. The [___________] Precious Metals Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Precious Metals Index's three largest stocks were __________, __________ and __________ (which comprised __%,
___% and ___% respectively, of its market capitalization).

          The Precious Metals UltraSector Profund may invest in securities of precious metal companies that are traded in foreign countries.




RISK CONSIDERATIONS


ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Precious Metals UltraSector ProFund is subject to the following of risks:

 .    Precious Metals Sector Risk -- The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

 .    Foreign Investment Risk -- The Precious Metals UltraSector ProFund entails the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

     . Many foreign countries lack uniform accounting and disclosure standards, or have accounting and disclosure standards that differ from U.S. standards. Accordingly, the Precious Metals UltraSector ProFund may not have access to adequate or reliable company information.

     . The Precious Metals UltraSector ProFund will be subject to the market, economic and political risks of the countries where it invests or where the companies are located.

     . Securities purchased by the Precious Metals UltraSector ProFund may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. The Advisor does not engage in activities designed to hedge against foreign currency fluctuations.

FUND PERFORMANCE

          Because the Precious Metals UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Precious Metals UltraSector ProFund during its first year of operations. The Precious Metals UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     --------         --------
Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     --------         --------
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Precious Metals UltraSector ProFund, and is intended to help you compare the cost of investing in the Precious Metals UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Precious Metals UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR        3 YEARS
                                    ---------------------
Investor Class                       $135          $421
Service Class                        $238          $736

              FUND INFORMATION - REAL ESTATE ULTRASECTOR PROFUND

FUND STRATEGY

ICON The Real Estate UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Real Estate Index.

            [_______] defines real estate companies as ones that invest directly or indirectly in real estate, either through development, management or outright ownership. The [___________] Real Estate Index is comprised of approximately ___ stocks.

            As of ________ 2000, the [___________] Real Estate Index's three largest stocks were Equity Office Properties, Starwood Hotels and Resorts Combined and CFT (which comprised __%, ___% and ___% respectively, of its market capitalization).




RISK CONSIDERATIONS

ICON        In addition to the risks discussed in the Overview for all the
UltraSector ProFunds, the Real Estate UltraSector ProFund is subject to the following of risks:

 .    Real Estate Sector Risk -- The price of securities of real estate companies are affected by various factors including; changes in the value of real estate properties, local economic conditions, overbuilding and increase competition, increases in property taxes and operating expenses, changes in zoning laws, casualty and condemnation losses, variations in rental income, neighborhood values or the appeal of property to tenants, and changes in interest rates.o The value of securities of companies in the real estate market may go through cycles of relative under-performance in comparison to equity securities markets in general.

 .    Real Estate Investment Trusts ("REITS") - In addition to the risks associated with real estate companies discussed above, REITS are dependent upon management and subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

FUND PERFORMANCE

            Because the Real Estate UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

            The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Real Estate UltraSector ProFund during its first year of operations. The Real Estate UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares

(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor         Service
                                                     Class            Class
                                                     ---------        -------

Management Fees                                      0.75%             0.75%
Distribution (12b-1) Fees                            None              None
Other Expenses                                       0.58%             1.58%*
                                                     ----              ----
Total Annual ProFund Operating Expenses              1.33%             2.33%

-------------------

* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

           The following example illustrates the expenses you would have incurred on a $10,000 investment in the Real Estate UltraSector ProFund, and is intended to help you compare the cost of investing in the Real Estate UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Real Estate UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR            3 YEARS

                                    -------------------------
Investor Class                      $135               $421
Service Class                       $238               $736

             FUND INFORMATION - SEMICONDUCTOR ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Semiconductor UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Semiconductor
Index.

          [_______] defines semiconductor companies as producers of semiconductors and other integrated chips, including circuit boards and any other products related to the semiconductor industry. The [___________] Semiconductor Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Semiconductor Index's three largest stocks were __________, __________ and __________ (which comprised __%,
___% and ___% respectively, of its market capitalization).



RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Semiconductor UltraSector ProFund is subject to the following risks:

 .    Semiconductor Sector Risk -- The prices of the securities of semiconductor companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

 .    Small Company Investment Risk -- The Semiconductor UltraSector ProFund
     could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

     . Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

     . There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

     . Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on a company's share price.

     . Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

FUND PERFORMANCE

          Because the Semiconductor UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Semiconductor UltraSector ProFund during its first year of operations. The Semiconductor UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor    Service
                                                     Class       Class
                                                     ---------   -------

Management Fees                                      0.75%       0.75%
Distribution (12b-1) Fees                            None        None
Other Expenses                                       0.58%       1.58%*
                                                     ----        ----
Total Annual ProFund Operating Expenses              1.33%       2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Semiconductor UltraSector ProFund, and is intended to help you compare the cost of investing in the Semiconductor UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Semiconductor UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                               1 YEAR       3 YEARS

                               --------------------
Investor Class                 $135           $421
Service Class                  $238           $736

              FUND INFORMATION -- TECHNOLOGY ULTRASECTOR PROFUND

FUND STRATEGY


ICON      The Technology UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Technology Sector Index.

          [_______] defines technology companies as industries experiencing rapid product changes due primarily to scientific advances. The [___________] Technology Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Technology Sector Index's three largest stocks were Microsoft, IBM and Intel (which comprised __%, ___% and ___% respectively, of its market capitalization).




RISK CONSIDERATIONS


ICON      In addition to the risks described in the Overview for all UltraSector
ProFunds, the Technology UltraSector ProFund is subject to the following risks:

 .    Technology Sector Risk -- The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

 .    Small Company Investment Risk -- The Technology UltraSector ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:


     . Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

     . There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

     . Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on a company's share price.

     . Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

FUND PERFORMANCE

          Because the Technology UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Technology UltraSector ProFund during its first year of operations. The Technology UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor    Service
                                                     Class       Class
                                                     ---------   -------

Management Fees                                      0.75%       0.75%
Distribution (12b-1) Fees                            None        None
Other Expenses                                       0.58%       1.58%*
                                                     ----        ----
Total Annual ProFund Operating Expenses              1.33%       2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Technology UltraSector ProFund, and is intended to help you compare the cost of investing in the Technology UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Technology UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR             3 YEARS

                                    --------------------------
Investor Class                      $135               $421
Service Class                       $238               $736

          FUND INFORMATION -- TELECOMMUNICATIONS ULTRASECTOR PROFUND


FUND STRATEGY


ICON      The Telecommunications UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Telecommunications Sector Index.

          [_______] defines telecommunications companies as including fixed line communications and wireless communications companies. The [__________] Telecommunications Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Telecommunications Sector Index's three largest stocks were AT&T Corp., MCI Worldcom Inc. and SNC Communications (which comprised __%, ___% and ___% respectively, of its market capitalization).




RISK CONSIDERATIONS


ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Telecommunications UltraSector ProFund is subject to the following risk:

 .    Telecommunications Sector Risk -- The prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

FUND PERFORMANCE

          Because the Telecommunications UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Telecommunications UltraSector ProFund during its first year of operations. The Telecommunications UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor    Service
                                                     Class       Class
                                                     ---------   -------

Management Fees                                      0.75%       0.75%
Distribution (12b-1) Fees                            None        None
Other Expenses                                       0.58%       1.58%*
                                                     ---------   -------
Total Annual ProFund Operating Expenses              1.33%       2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

          The following example illustrates the expenses you would have incurred on a $10,000 investment in the Telecommunications UltraSector ProFund, and is intended to help you compare the cost of investing in the Telecommunications UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Telecommunications UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR             3 YEARS

                                    --------------------------
Investor Class                      $135               $421
Service Class                       $238               $736

                FUND INFORMATION -- UTILITIES ULTRASECTOR PROFUND


FUND STRATEGY


ICON      The Utilities UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Utilities Sector Index.

          [_______] defines utility companies as electrical, water, natural gas and telephone utilities. The [___________] Utility Sector Index is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Utility Sector Index's three largest stocks were Duke Energy, Southern and PG&E (which comprised __%, ___% and ___% respectively, of its market capitalization).




RISK CONSIDERATIONS


ICON      In addition to the risks discussed in the Overview for all UltraSector
ProFunds, the Utilities UltraSector ProFund is subject to the following risk:

 .    Utilities Sector Risk -- The prices of the securities of utilities companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources; and environmental factors such as conservation of natural resources.

FUND PERFORMANCE

          Because the Utilities UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Utilities UltraSector ProFund during its first year of operations. The Utilities UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor      Service
                                                     Class         Class
                                                     ---------     -------

Management Fees                                      0.75%         0.75%
Distribution (12b-1) Fees                            None          None
Other Expenses                                       0.58%         1.58%*
                                                     ----          ----
Total Annual ProFund Operating Expenses              1.33%         2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.

EXAMPLE

           The following example illustrates the expenses you would have incurred on a $10,000 investment in the Utililties UltraSector ProFund, and is intended to help you compare the cost of investing in the Utilities UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Utilities UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR           3 YEARS

                                    ------------------------
Investor Class                      $135             $421
Service Class                       $238             $736

        FUND INFORMATION - WIRELESS COMMUNICATIONS ULTRASECTOR PROFUND

FUND STRATEGY

ICON      The Wireless Communications UltraSector ProFund seeks daily investment results that correspond to 150% the performance of the [___________] Wireless Communications Index.

          [_______] defines wireless communications companies as being involved in the development of technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The [___________] Wireless Communications Sector is comprised of approximately ___ stocks.

          As of ________ 2000, the [___________] Wireless Communications Index's three largest stocks were __________, __________ and __________ (which comprised __%, ___% and ___% respectively, of its market capitalization).





RISK CONSIDERATIONS

ICON      In addition to the risks discussed in the Overview for all the
UltraSector ProFunds, the Wireless Communications UltraSector ProFund is subject to the following risk:

 .    Wireless Communications Sector Risk -- The prices of the securities of wireless communications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of wireless communications companies in their primary markets.

FUND PERFORMANCE

          Because the Wireless Communications UltraSector ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES OF THE FUND

          The table below describes the estimated fees and expenses you may pay if you buy and hold shares of the Wireless Communications UltraSector ProFund during its first year of operations. The Wireless Communications UltraSector ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - Investor Class Shares and Service Class Shares
(paid directly from your investment)

Wire Redemption Fee*                $15

*This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                     Investor      Service
                                                     Class         Class
                                                     --------      -------

Management Fees                                      0.75%         0.75%
Distribution (12b-1) Fees                            None          None
Other Expenses                                       0.58%         1.58%*
                                                     --------      -------
Total Annual ProFund Operating Expenses              1.33%         2.33%

-------------------
* Service Fees of up to 1.00% of net assets corresponding to a financial professional are paid for certain services the financial professional agrees to perform on behalf of their customers. While ProFunds does not believe that the payment of Service Fees is primarily intended to result in the sale of ProFund shares and therefore is not covered by Rule 12b-1 under the Investment Company Act of 1940, a different position could be taken. Nevertheless, ProFunds intends to follow the requirements of Rule 12b-1. See "Share Prices, Classes and Tax Information - Classes of Shares," for additional information.


EXAMPLE

           The following example illustrates the expenses you would have incurred on a $10,000 investment in the Wireless Communications UltraSector ProFund, and is intended to help you compare the cost of investing in the Wireless Communications UltraSector ProFund compared to other mutual funds. The example assumes that you invest for the time periods shown and redeem all of your shares at the end of each period, that the Wireless Communications UltraSector ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                                    1 YEAR             3 YEARS

                                    ---------------------------
Investor Class                      $135               $421
Service Class                       $238               $736

                         ULTRASECTOR PROFUNDS STRATEGY




What the UltraSector ProFunds Do

Each UltraSector ProFund:

 . Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

 . Uses a mathematical and quantitative approach.

 . Pursues its objective regardless of market conditions, trends or direction.

 . Seeks to provide correlation with its benchmark on a daily basis.

What the UltraSector ProFunds Do Not Do

The Advisor does not:

 . Conduct conventional stock research or analysis or forecast stock market movement in managing the UltraSector ProFunds' assets.

 . Invest the UltraSector ProFunds' assets in stocks or instruments based on the Advisor's view of the fundamental prospects of particular companies.

 . Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.

 . Seek to invest to realize dividend income from the UltraSector ProFunds' investments.

 . Seek to provide correlation with the UltraSectors ProFunds' benchmarks over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the UltraSector ProFunds from achieving such results.

Important Concepts

 . Leverage offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

 . Futures, or futures contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

 . Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

 . American Depository Receipts represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

Portfolio Turnover

The Advisor expects a significant portion of the UltraSector ProFunds' assets to come from professional money managers and investors who use the UltraSector ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of UltraSector ProFund shares to take advantage of anticipated changes in market conditions. Although the UltraSector ProFund Advisor believes its accounting methodology should minimize the effect on the UltraSector ProFunds of such trading, market timing trading could increase the rate of UltraSector ProFunds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while the UltraSector ProFunds do not expect it, large movements of assets into and out of the UltraSector ProFunds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

                   SHARE PRICES, CLASSES AND TAX INFORMATION

Calculating the UltraSector ProFunds' Share Prices

Each UltraSector ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of an UltraSector ProFund are traded in markets on days when the UltraSector ProFund's principal trading market(s) is closed, the UltraSector ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

The UltraSector ProFunds value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's outstanding shares. The UltraSector ProFunds use the following methods for arriving at the current market price of investments held by the UltraSector ProFunds:

 . securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

 . securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

 . futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

 . options on futures contracts--priced at fair value determined with reference to established future exchanges.

 . bonds and convertible bonds generally are valued using a third-party pricing system.

 . short-term debt securities are valued at amortized cost, which approximates market value.

 . foreign exchange values used to calculate net asset values will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the NYSE closes.

When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the UltraSector ProFunds sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

Dividends and Distributions

Each of the UltraSector ProFunds intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. Each UltraSector ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

Tax Consequences

An UltraSector ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held UltraSector ProFund shares and regardless of whether distributions and dividends are reinvested or they choose to receive cash. Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if an UltraSector ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gains rate. Dividends and distributions may also be subject to state and local taxes.

Every year, the UltraSector ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

If shareholders sell or redeem their UltraSector ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of UltraSector ProFund shares may be treated as a sale.

The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

Please keep in mind:

 . Whether a distribution by an UltraSector ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is a long-term capital gain of the ProFund, not on how long an investor has owned shares of the UltraSector ProFund.

 . Dividends and distributions declared by an UltraSector ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the UltraSector ProFund declared them.

 . As with all mutual funds, an UltraSector ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the UltraSector ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the UltraSector ProFunds for any penalty that the IRS may impose.

     Please see the Statement of Additional Information for more information. Because each investor's tax circumstances are unique and because the tax laws are subject to change, the Advisor recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in the UltraSector ProFunds.

Classes of Shares

Each of the UltraSector ProFunds offer two classes of shares, Investor Class of shares, and Service Class of shares. Investors can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, each UltraSector ProFund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders. For this fee, the authorized firms may provide a variety of services, such as:

 . receiving and processing shareholder orders,

 . performing the accounting for the shareholder's account,

 . maintaining retirement plan accounts,

 . answering questions, giving investment advice, and handling correspondence for individual accounts,

 . acting as the sole shareholder of record for individual shareholders,

 . issuing shareholder reports and transaction confirmations,

 . executing daily investment "sweep" functions, and

 . providing investment advisory services.

Holders of an UltraSector ProFund's Service Class shares pay all fees and expenses applicable to these shares. The authorized firms may charge extra for services beyond those specified above, but they must furnish clients who own Service Class shares with a schedule explaining those fees.

                          SHAREHOLDER SERVICES GUIDE

Contacting the UltraSector ProFunds

By telephone:       (888) 776-3637 or (614) 470-8122--
                     for investors
                    (888) 776-5717--a phone line dedicated
                     for use by financial professionals only

By mail:            ProFunds
                    P.O. Box 182800
                    Columbus, OH 43218-2800

By overnight mail:  ProFunds
                    c/o BISYS Fund Services
                    3435 Stelzer Road
                    Columbus, OH 43219

Minimum Initial Investments

 . $5,000 for discretionary accounts controlled by a financial professional. . $15,000 for self-directed accounts controlled directly by investors.

These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial UltraSector ProFund investment. The UltraSector ProFunds reserve the right to reject or refuse, at their discretion, any order for the purchase of an UltraSector ProFund's shares in whole or in part.

Opening Your UltraSector ProFunds Account

By mail: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact the UltraSector ProFunds in advance if you wish to send third party checks. All purchases must be made in US dollars through a US bank.

By wire transfer: First, complete an application and fax it to the UltraSector ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718. Next, call the UltraSector ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to: a) confirm receipt of the faxed application, b) request your new account number, c) inform the UltraSector ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

UMB Bank, N.A.
Kansas City, MO
Routing/ABA #:101000695
ProFunds DDA #9870857952

For further credit to: Your name, the name of the UltraSector ProFund(s), and your UltraSector ProFunds account number

Confirmation number: The confirmation number given to you by the ProFunds representative

After faxing a copy of the completed application, send the original to the UltraSector ProFunds via mail or overnight delivery. The addresses are shown above under "Contacting the UltraSector ProFunds by mail."

Instructions, written or telephonic, given to the UltraSector ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by the UltraSector ProFunds. The UltraSector ProFunds are not liable for any loss incurred due to a wire transfer not having been received.

Please note that your bank may charge a fee to send or receive wires.

Establishing Accounts For Tax-Sheltered Retirement Plans

The UltraSector ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. The ProFund Advisor charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the UltraSector ProFunds. For additional information and an application, contact the UltraSector ProFunds directly by phone or at the above address.

Purchasing Additional UltraSector ProFunds Shares

By mail: Send a check payable to "ProFunds", noting the UltraSector ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact the UltraSector ProFunds in advance if you wish to send third party checks. All purchases need to be made in US dollars through a US bank.

By wire transfer: Call the UltraSector ProFunds to inform us of the amount you will be wiring and to receive a confirmation number.

You can then instruct your bank to transfer your funds to:

     UMB Bank, N.A.
     Kansas City, MO
     Routing/ABA #:101000695
     ProFunds DDA #9870857952

For further credit to: Your name, the name of the UltraSector ProFund(s), and your UltraSector ProFunds account number


Confirmation number: The confirmation number given to you by the ProFunds representative

Instructions, written or telephonic, given to the UltraSector ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by the UltraSector ProFunds. The UltraSector ProFunds are not liable for any loss incurred due to a wire transfer not having been received. Please note that your bank may charge a fee to send or receive wires.

Please keep in mind when purchasing shares:

 . The minimum subsequent purchase amount is $100.

 . The UltraSector ProFunds price shares you purchase at the price per share next computed after we receive your purchase order in good order. To be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.

 . A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) the ProFunds receive and accept your wire. The UltraSector

ProFunds can only accept wires during the times they process wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all the UltraSector ProFunds. Wires received after the UltraSector ProFunds' wire processing times will be processed the next business day and will receive that day's share price. If the primary exchange or market on which an UltraSector ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

 . If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. The UltraSector ProFunds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the UltraSector ProFunds.

 . Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of a ProFund shares.

Exchanges

Shareholders can exchange shares of either class of any UltraSector ProFund for shares of either class of another ProFund, including the ProFunds that are not described in this prospectus, free of charge. The ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

The ProFunds accept exchange orders either by phone, in writing, or from the Internet. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction. The ProFunds can only accept exchange orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m. Eastern time. The ProFunds may not receive or accept orders at any other time by phone. If the primary exchange or market (generally, the CME) on which a ProFund transacts business closes early, the above cut-off time for phone exchanges will be 25 minutes prior to the close of such exchange or market.

Shareholder may use their personal computer to transact on-line exchanges of the ProFunds' shares at ProFunds' website (www.profunds.com). The ProFunds can only accept exchange orders by Internet between 8:00 a.m. and 3:55 p.m. and between 4:30 p.m. and 9:00 p.m. Eastern Time. The ProFunds may not receive or accept orders at any other time by Internet. To access this service through the website, you click on the "Trade/Access Account" icon and you will be prompted to enter your Social Security Number. You should then follow the instructions to establish your Personal Identification Number (PIN), which will allow you to execute exchanges between ProFunds and to access ProFunds account information.

Internet exchange transactions are extremely convenient, but are not risk free. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of website users. As a result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by Internet, you will generally bear the risk of any loss.

The ProFunds' Prospectus is readily available for viewing on the website.

The ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares as otherwise provided in this Prospectus.

Please keep in mind when exchanging shares:

 . An exchange is actually a redemption (sale) of shares of one ProFund and purchase of shares of another ProFund.

 . The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's entire current value.

 . You may exchange, on a regular basis, shares of the Money Market ProFund (described in another prospectus) for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call the ProFunds at (888) 776-3637.

 . Before executing an exchange between the UltraSector ProFunds described in this prospectus for shares of another ProFund, a shareholder must first review the prospectus related to the other ProFund. Such prospectus may be obtained by contacting the ProFunds by letter or telephone at the address or telephone number noted on the back cover of this prospectus.

Redeeming UltraSector ProFund Shares

You can redeem all or part of your shares at the price next determined after we receive your request. The UltraSector ProFunds only accept redemption orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m. Eastern time. The UltraSector ProFunds may not receive or accept orders at any other time. If the primary exchange or market on which an UltraSector ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

Written Redemptions

To redeem all or part of your shares in writing, your request needs to include the following information to the aforementioned address:

 . the name of the UltraSector ProFund(s),

 . the account number(s),

 . the amount of money or number of shares being redeemed,

 . the name(s) of the account owners,

 . the signature(s) of all registered account owners, and

 . your daytime telephone number.

Wire Redemptions

If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The UltraSector ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call the UltraSector ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.

Signature Guarantee

Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:

 . Your account registration or address has changed within the last 30 calendar days.

 . The check is being mailed to a different address than the one on your account.

 . The check or wire is being made payable to someone other than the account owner.

 . The redemption proceeds are being transferred to an account with a different registration.

 . You wish to redeem more than $100,000.

 . You are adding or changing wire instructions on your account.

 . Other unusual situations as determined by the UltraSector ProFunds' transfer agent.

Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

Please keep in mind when redeeming shares:

 . Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.

 . The ProFunds normally remit redemption proceeds within seven days of completing your liquidation out of the relevant UltraSector ProFund. For redemption of shares purchased by check or Automatic Investment, the UltraSector ProFunds may wait up to 15 days before sending redemption proceeds to assure that the transfer agent has collected the purchase payment.

 . The UltraSector ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.

 . To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call the UltraSector ProFunds to request a retirement distribution form.

 . Involuntary Redemptions: The UltraSector ProFunds reserve the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the UltraSector ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.

Suspension of Redemptions

Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, as appropriate, is restricted, as determined by the Securities and Exchange Commission; (ii) for any period during which an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of the UltraSector ProFunds' investors.

Automatic Investment and Redemption Plans

Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 1/2 years of age or older.

If you would like to establish such an option on an existing account, please call the UltraSector ProFunds.

About Telephone Transactions

 . It may be difficult to reach the UltraSector ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.

 . You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

                              PROFUNDS MANAGEMENT

Board of Trustees and Officers

The UltraSector ProFunds' Board of Trustees is responsible for the general supervision of the UltraSector ProFunds. The UltraSector ProFunds' officers are responsible for day-to-day operations of the UltraSector ProFunds.

Investment Advisor

ProFund Advisors LLC

ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the UltraSector ProFunds and provides investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each UltraSector ProFund and the ProFund family of funds. It receives fees equal to 0.75% of the average daily net assets of each of the UltraSector ProFunds. ProFund Advisors bears the costs of advisory services.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

Each UltraSector ProFund is managed by an investment team chaired by Dr. Seale.

Other Service Providers

BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the UltraSector ProFunds, providing operations, compliance and administrative services. Each UltraSector ProFund pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets up to $300 million, the fee is 0.15% of the assets, and it declines to 0.05% for average daily net assets of $1 billion or more.

ProFund Advisors also performs client support and administrative services for the UltraSector ProFunds. Each UltraSector ProFund pays a fee of 0.15% of its average daily net assets for these services.

                                                                    [Back Cover]

You can find more detailed information about each of the UltraSector ProFunds in their current Statement of Additional Information, dated [ ], 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated [ ], 2000. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the UltraSector ProFunds, write to us at:

ProFunds
P.O. Box 182800
Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors
(888) PRO-5717 (888) 776-5717 Financial Professionals Only

or visit our website www.profunds.com.

You can find other information about the UltraSector ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at "publicinfo@sec.gov" or
                                                        ------------------
by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the UltraSector ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


                          ProFunds Executive Offices
                                 Bethesda, MD

[Logo]

                             SUBJECT TO COMPLETION
                               May 10, 2000

                                   PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                       7900 WISCONSIN AVENUE, SUITE 300
                           BETHESDA, MARYLAND 20814

                      (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)


     This Statement of Additional Information describes the 17 UltraSector ProFunds, which are the Basic Materials UltraSector ProFund, the Biotechnology UltraSector ProFund, the Consumer Cyclical UltraSector ProFund, the Consumer Non-Cyclical UltraSector ProFund, the Energy UltraSector ProFund, the Financial UltraSector ProFund, the Healthcare UltraSector ProFund, the Industrial UltraSector ProFund, the Internet UltraSector ProFund, the Pharmaceuticals UltraSector ProFund, the Precious Metals UltraSector ProFund, the Real Estate UltraSector ProFund, the Semiconductor UltraSector ProFund, the Technology UltraSector ProFund, the Telecommunications UltraSector ProFund, the Utilities UltraSector ProFund and the Wireless Communications UltraSector ProFund (collectively, the "ProFunds"). Each ProFund offers two classes of shares:
Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy.

     The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. Each ProFund is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds will be achieved.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the ProFunds' Prospectus, dated [ ], 2000, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

     The date of this Statement of Additional Information is [ ], 2000.

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
ProFunds................................................................
Investment Policies and Techniques .....................................
Investment Restrictions.................................................
Determination of Net Asset Value........................................
Portfolio Transactions and Brokerage....................................
Management of ProFunds..................................................
Costs and Expenses......................................................
Organization and Description of Shares of Beneficial Interest...........
Taxation ...............................................................
Performance Information ................................................
Financial Statements....................................................

                                   PROFUNDS

     ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. Seventeen of the series are discussed herein. All of the ProFunds are classified as non-diversified, although they currently intend to operate in a diversified manner. Other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of the same class of any other ProFund on the basis of the respective net asset values of the shares involved; provided that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see "Shareholders Services -- Exchanges " in the Prospectus).


                      INVESTMENT POLICIES AND TECHNIQUES

GENERAL

     Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the ProFunds by its investment adviser, ProFund Advisors LLC, a Maryland limited liability company with offices at 7900 Wisconsin Avenue, NW, Bethesda, Maryland (the "Advisor").

     Certain investment restrictions of a ProFund specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment objectives or investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the Trust without the approval of shareholders.

     It is the policy of the ProFunds to pursue their investment objectives and investment strategies regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds. The ProFunds are free to reduce or eliminate the ProFunds' activity in any of those areas without changing the ProFunds fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of its objective.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment polices of each ProFund are described in the Prospectus. Additional information concerning the characteristics of the ProFunds' investments is set forth below.

     Each ProFund seeks to provide daily investment results, before fees and expenses, that correspond to 150% of the performance of a specified [ ] sector or industry index. The ProFunds may invest in a representative sampling of securities in the underlying index, selected by the Advisor to have the same investment profile as, and to simulate the movement of, the underlying index. The ProFunds may hold securities that are not included in their underlying indexes if the Advisor decides it is appropriate in view of the ProFunds' investment objective. The ProFunds may also invest in futures contracts, options, swaps, and other financial instruments to produce economically leveraged investment results and for other purposes. The combination of sector-specific funds and leveraging may increase the volatility of the ProFunds.

EQUITY SECURITIES

     The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

     Each ProFunds may invest in securities of foreign issuers, and the Pharmaceuticals UltraSector ProFund and the Precious Metals UltraSector ProFund may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, and foreign securities often trade with less frequency and volume than domestic securities and are usually not subject to the same degree of regulation as U.S. issuers. Special U.S. tax considerations may apply to a ProFund's investment in foreign securities.

CURRENCY RISK

     The ProFunds, and in particular the Pharmaceuticals UltraSector ProFund and Precious Metals UltraSector ProFund, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund does so, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.

REAL ESTATE INVESTMENT TRUSTS

     The Real Estate UltraSector ProFund may invest in real estate investment trusts ("REITS"). Equity REITs invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund, or selling an option of the same series as an option previously purchased by a ProFund. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

     When a ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, a ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     The ProFunds may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non- bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non- bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFunds will cover their positions when they write a futures contract or option on a futures contract. A ProFund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

     Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

     The ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     The ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds. See "Illiquid Securities."

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

     Each ProFund may buy and write (sell) options on securities for the purpose of realizing its investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If a ProFund that writes an option wishes to terminate the ProFund's obligation, the ProFund may effect a "closing purchase transaction." The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SWAP AGREEMENTS

     The ProFunds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the ProFunds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     A ProFund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund on the notional amount.

     Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund's risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund's borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund transactions in swap agreements.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

     For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a ProFund can avoid currency risks during the settlement period for either purchase or sales.

     In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

     A ProFund may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

     Each ProFund also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques these ProFunds employ, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund's portfolio investments in these securities.

     U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     Each of the ProFunds may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund, amounts to more than 15% of its total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

     To seek its investment objective, as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

     The ProFunds may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund of portfolio assets concurrently with an agreement by the ProFund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFunds intend to use the reverse repurchase technique only when it will be to a ProFund's advantage to do so. A ProFund will establish a segregated account with its custodian bank in which the ProFund will maintain cash or liquid instruments equal in value to the ProFund's obligations in respect of reverse repurchase agreements.

BORROWING

     The ProFunds may borrow money for cash management purposes or investment purposes. Each of the ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will increase more when the ProFund's portfolio assets increase in value and decrease more when the ProFund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund's assets should fail to meet this 300% coverage test, the ProFund, within three days (not including Sundays and holidays), will reduce the amount of the ProFund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Each of the ProFunds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund any income accruing thereon, and the ProFund may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund will not lend more than 33 1/3% of the value of the ProFund's total assets. Loans would be subject to termination by the lending ProFund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund's net asset value. Each ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

     The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds will maintain liquid instruments equal to or greater in value than the ProFund's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund's net asset value or income will be adversely affected by the ProFund's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFunds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund's shareholders will indirectly bear the ProFund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund's own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund's own operations.

ILLIQUID SECURITIES

     While none of the ProFunds anticipates doing so, each of the ProFunds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund's liquidity.

PORTFOLIO TURNOVER

     The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund's investors, it is difficult to estimate what the ProFund's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. Each ProFund expects to typically hold many of its investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

SPECIAL CONSIDERATIONS

     To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

     LEVERAGE. Each ProFund intends to use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately one and one-half the amount they would have incurred had these ProFunds not been leveraged.

     NON-DIVERSIFIED STATUS. Each ProFund is a "non-diversified" series. Each ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFund that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The ProFunds have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     A ProFund may not:




1. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFunds may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.


2. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

3. Issue senior securities to the extent such issuance would violate applicable law.

4. Borrow money, except that the ProFund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

5. Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

       Each ProFunds may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objectives and policies as disclosed in the ProFunds' Prospectus and Statement of Additional Information, as they may be revised from time to time.


                       DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFunds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business. To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares.

     The net asset value of shares of a ProFund serves as the basis for the purchase and redemption price of the class of shares. The net asset value per share of a ProFund is calculated by dividing the market value of the ProFund's assets, less all liabilities attributed to the ProFund, by the number of outstanding shares of the ProFund. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust.

     The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the over-the-counter markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the ProFunds' Board of Trustees.

     Futures contracts maintained by ProFunds are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

     In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund will be valued on the basis of the day's settlement prices on the futures exchange or fair value.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

     The policy of each ProFund regarding purchases and sales of securities for a ProFund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     In seeking to implement a ProFund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.


                            MANAGEMENT OF PROFUNDS


     The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.


TRUSTEES AND OFFICERS OF PROFUNDS

     MICHAEL L. SAPIR* (birthdate: May 19, 1958). Currently: Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer of the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     LOUIS M. MAYBERG* (birthdate: August 9, 1962). Currently: Trustee and Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.



     MICHAEL C. WACHS (birthdate: October 21, 1961). Currently: Trustee of ProFunds; Vice President, Delancy Investment Group, Inc. Formerly: Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

     RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957). Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

     GARY R. TENKMAN: (birthdate: September 16, 1970): Currently: Treasurer; BISYS Fund Services, Vice President, Financial Services; Ernst & Young LLP, Audit Manager, Investment Management Services Group. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

     *This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

PROFUNDS TRUSTEE COMPENSATION TABLE

       The following table reflect fees paid to the Trustees for the year ended December 31, 1999.



NAME OF
PERSON:  POSITION                                                 COMPENSATION
-----------------                                                 ------------

Michael L. Sapir, Chairman and Chief Executive Officer            None

Louis M. Mayberg, Trustee, President, Secretary                   None

Russell S. Reynolds, III, Trustee                                 $5,500

Michael C. Wachs, Trustee                                         $5,500


PROFUND ADVISORS LLC

     Under an investment advisory agreement between the Trust, on behalf of the UltraSector ProFunds and the Advisor with respect to the ProFunds, dated January 24, 2000, each ProFund pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.


CODE OF ETHICS

     The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

     For its services as Administrator, each ProFund pays BISYS an annual fee equal to .05% of average daily net assets. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

     The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. For these services, each ProFund will pay to the Advisor a fee at the annual rate of .15% of its average daily net assets for all ProFunds.

     UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Dechert Price & Rhoads serves as counsel to the ProFunds. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTOR

     Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor and principal underwriter of the ProFunds' shares in all fifty states and the District of Columbia. Concord Financial Group, Inc. receives no compensation from the ProFunds for serving as distributor.

SHAREHOLDER SERVICES PLAN

     Each ProFund has adopted a Shareholder Services Plan (the "Plan") which provides that each ProFund will make payments equal to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Service Class shares attributable to or held in the name of the investment advisers and other authorized institutions that sell Service Class shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. The Administrator may act as an Authorized Firm. The Trust will enter into agreements ("Shareholder Services Agreements") with Authorized Firms that purchase Service Class shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class shares of the applicable ProFund attributable to or held in the name of the Authorized Firm for its clients. The ProFunds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreements, have voted to adopt the Plan and Shareholder Services Agreements at a meeting called for the purposes of voting on such Plan and Shareholder Services Agreements. The Plan and Shareholder Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class shares of the affected ProFund. The Shareholder Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class shares of the affected ProFund on not more than 60 days' written notice to any other party to the Shareholder Services Agreements. The Shareholder Services Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the ProFunds and holders of Service Class shares of the ProFunds. In the Trustees' quarterly review of the Plan and Shareholder Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

     The intent of the Plan and Shareholder Services Agreements is to procure quality shareholder services on behalf of ProFund shareholders; in adopting the Plan and Shareholder Services Agreements, the Trustees considered the fact that such shareholder services may have the effect of enhancing distribution of ProFund Service Class shares and the growth of the ProFunds. In light of this, the ProFunds intend to observe the procedural requirements of Rule 12b-1 under the 1940 Act in considering the continued appropriateness of the Plan and Shareholder Services Agreements.

                              COSTS AND EXPENSES

     Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include: the management fee; administrative and transfer agent fees; shareholder servicing fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series, seventeen of which are described herein. Other series may be added in the future. Each ProFund offers two classes of share: the Service Class shares and the Investor Class shares.

     All shares of the ProFunds are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

                                   TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

     The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

     Any dividend or distribution paid by a ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by a ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.

     A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Shareholders will be advised annually as to the federal tax status of dividends and capital gains distribution made by the ProFunds for the preceding year. Distributions by the ProFunds generally will be subject to state and local taxes.

     Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

     As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years

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

that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

     If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is the "market discount". If the amount of the market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of the market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the ProFunds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

     Recently enacted rules may affect the timing and character of gain if a ProFund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund enters into certain transactions in property while holding substantially identical property, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called "excess distribution" with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

     The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund's shares. Capital gains dividends are not eligible for the dividends received deduction.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

     If a shareholder has chosen to receive distributions in cash, and the postal ( or other delivery ) service is unable to deliver checks to the shareholder's address of record, the ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. The ProFunds will not pay interest on uncashed distribution checks.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term, mid-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     Each ProFund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

     Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, each of the ProFunds may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund. Other total return quotations, aggregate or average, over other time periods for the ProFund also may be included.

     The total return of a ProFund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

COMPARISONS OF INVESTMENT PERFORMANCE

     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be useful measures of the quality of a ProFund's investment performance.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others.

     Further information about the performance of the ProFunds is contained in the ProFunds annual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

                             FINANCIAL STATEMENTS

     Since the ProFunds had not commenced operation as of the date of this Statement of Additional Information, there are no financial statements to include in the Statement of Additional Information.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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